                                                                   Exhibit 10.46


                THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT

                                 PROMISSORY NOTE

$50,000.00                                                     February 12, 2001

         FOR VALUE RECEIVED, the undersigned, iMAPDATA.COM, INC. ("Maker"), a Delaware corporation, hereby promises to pay to the order of RONALD NASH, or any subsequent holder or holders ("Holder") of this Promissory Note (this "Note"), at c/o Financial Performance Corporation, 777 Third Avenue, New York, New York 10017, or at such other place as Holder may from time to time designate in writing, the principal sum of Fifty Thousand Dollars ($50,000.00), in accordance with the terms and provisions of this Note.

         1. Payment of Note. No principal amount under this Note shall be payable prior to the second (2nd) anniversary of this Note and, after the second anniversary of this Note, principal shall be payable on January 31 of each year in an amount equal to 5% of the Net Cash Flow (as herein defined) of Maker for the immediately preceding calendar year, until such time as the Note is paid in full. For purposes of this Note, "Net Cash Flow" shall, as determined on a calendar-year basis, mean the total cash receipts of Maker, gross sales proceeds and amounts set aside as reserves by management of Maker which management has determined are no longer necessary, less total cash disbursements of Maker, and less reasonable operating reserves set aside by management of Maker in accordance with Maker's approved budget.

         2. Imputed Interest. Maker and Holder acknowledge and agree that this Note shall be without interest; provided, however, that upon each payment of principal hereunder, Maker's tax accountant shall determine the portion of each such principal payment which shall be characterized as the "imputed principal amount" in accordance with Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code") and the amount of imputed interest pursuant to applicable sections of the Code.

         3. Prepayment. Maker shall have the right to prepay, in part or in full, without penalty, this Note at any time or times.

         4. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                  (a) Maker's failure to make any required payment of principal under this Note, or any other amount due and payable under this Note, and the continuation of such failure for a period of thirty (30) days after Holder gives Maker written notice of such failure;

                  (b) Maker's failure to perform any other obligation (other than one that can be satisfied with the payment of money) required under this Note, and the continuation of such failure for a period of sixty (60) days after Holder gives Maker written notice of such failure to perform; and

                  (c) Maker's insolvency, general assignment for the benefit of creditors, or the commencement by or against Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Maker's debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Maker or for all or any substantial part of Maker's assets.

         5. Acceleration. Upon the occurrence of an Event of Default hereunder, Holder shall have the right to cause the entire unpaid principal balance of this Note, together with all reasonable attorneys' and paralegals' fees and all fees, charges, costs and expenses, if any, owed by Maker to Holder, to become immediately due and payable in full by giving written notice to Maker.

         6. Remedies. Upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding sentence.

         7. Expenses of Collection. If this Note is referred to an attorney for collection, whether or not suit has been filed or any other action instituted or taken to enforce or collect under this Note, Maker shall pay all of Holder's costs, fees (including reasonable attorneys' and paralegals' fees) and expenses in connection with such referral, not to exceed fifteen percent (15%) of the then outstanding balance due under this Note.

         8. Governing Law. The provisions of this Note shall be governed and construed according to the laws of the State of Delaware, without giving effect to its conflicts of laws provisions.

         9.       Notices.

                  (a) All notices hereunder shall be deemed to have been duly given if in writing and if transmitted by (i) hand delivery, with receipt therefor, in which event effective notice shall be deemed to have been given as of the date of delivery, (ii) by Federal Express or similar overnight courier, with receipt therefor, in which event effective notice shall be deemed to have been given on the next business day after being sent or (iii) by registered or certified mail, postage prepaid, return receipt requested, in which event effective notice shall be deemed to have been given three (3) business days after being sent, as follows:

         If to Maker:               iMapData.com, Inc.
                                    1615 L Street, N.W.
                                    Suite 540
                                    Washington, D.C.  20036

         With a copy to:            Modlin Haftel & Nathan, LLP
                                    777 Third Avenue, 30th Floor
                                    New York, NY 10017
                                    Attn: Charles M. Modlin, Esq.

         If to Holder:              Ronald Nash
                                    c/o Financial Performance Corporation
                                    777 Third Avenue
                                    New York, New York 10017

                  (b) Any of the foregoing persons may change the address to which notices are to be delivered to it hereunder by giving written notice to the others as provided in this Paragraph 9.

         10. Severability. In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         11. Captions. The captions herein are for convenience of reference only and in no way define or limit the scope or content of this Note or in any way affect its provisions.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note under seal effective as of February 12, 2001.


                                               MAKER:

                                               iMAPDATA.COM, INC.,
                                                 a Delaware corporation

                                               By:  /s/ William Lilley III
                                                    ---------------------------
                                               Name:    William Lilley III
                                               Title:   President

                THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT

                                 PROMISSORY NOTE

$50,000.00                                                    February 12, 2001

         FOR VALUE RECEIVED, the undersigned, iMAPDATA.COM, INC. ("Maker"), a Delaware corporation, hereby promises to pay to the order of JEFFREY SILVERMAN, or any subsequent holder or holders ("Holder") of this Promissory Note (this "Note"), at c/o Financial Performance Corporation, 777 Third Avenue, New York, New York 10017, or at such other place as Holder may from time to time designate in writing, the principal sum of Fifty Thousand Dollars ($50,000.00), in accordance with the terms and provisions of this Note.

         1. Payment of Note. No principal amount under this Note shall be payable prior to the second (2nd) anniversary of this Note and, after the second anniversary of this Note, principal shall be payable on January 31 of each year in an amount equal to 5% of the Net Cash Flow (as herein defined) of Maker for the immediately preceding calendar year, until such time as the Note is paid in full. For purposes of this Note, "Net Cash Flow" shall, as determined on a calendar-year basis, mean the total cash receipts of Maker, gross sales proceeds and amounts set aside as reserves by management of Maker which management has determined are no longer necessary, less total cash disbursements of Maker, and less reasonable operating reserves set aside by management of Maker in accordance with Maker's approved budget.

         2. Imputed Interest. Maker and Holder acknowledge and agree that this Note shall be without interest; provided, however, that upon each payment of principal hereunder, Maker's tax accountant shall determine the portion of each such principal payment which shall be characterized as the "imputed principal amount" in accordance with Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code") and the amount of imputed interest pursuant to applicable sections of the Code.

         3. Prepayment. Maker shall have the right to prepay, in part or in full, without penalty, this Note at any time or times.

         4. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                  (a) Maker's failure to make any required payment of principal under this Note, or any other amount due and payable under this Note, and the continuation of such failure for a period of thirty (30) days after Holder gives Maker written notice of such failure;

                  (b) Maker's failure to perform any other obligation (other than one that can be satisfied with the payment of money) required under this Note, and the continuation of such failure for a period of sixty (60) days after Holder gives Maker written notice of such failure to perform; and

                  (c) Maker's insolvency, general assignment for the benefit of creditors, or the commencement by or against Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Maker's debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Maker or for all or any substantial part of Maker's assets.

         5. Acceleration. Upon the occurrence of an Event of Default hereunder, Holder shall have the right to cause the entire unpaid principal balance of this Note, together with all reasonable attorneys' and paralegals' fees and all fees, charges, costs and expenses, if any, owed by Maker to Holder, to become immediately due and payable in full by giving written notice to Maker.

         6. Remedies. Upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding sentence.

         7. Expenses of Collection. If this Note is referred to an attorney for collection, whether or not suit has been filed or any other action instituted or taken to enforce or collect under this Note, Maker shall pay all of Holder's costs, fees (including reasonable attorneys' and paralegals' fees) and expenses in connection with such referral, not to exceed fifteen percent (15%) of the then outstanding balance due under this Note.

         8. Governing Law. The provisions of this Note shall be governed and construed according to the laws of the State of Delaware, without giving effect to its conflicts of laws provisions.

         9.       Notices.

                  (a) All notices hereunder shall be deemed to have been duly given if in writing and if transmitted by (i) hand delivery, with receipt therefor, in which event effective notice shall be deemed to have been given as of the date of delivery, (ii) by Federal Express or similar overnight courier, with receipt therefor, in which event effective notice shall be deemed to have been given on the next business day after being sent or (iii) by registered or certified mail, postage prepaid, return receipt requested, in which event effective notice shall be deemed to have been given three (3) business days after being sent, as follows:

         If to Maker:               iMapData.com, Inc.
                                    1615 L Street, N.W.
                                    Suite 540
                                    Washington, D.C.  20036

         With a copy to:            Modlin Haftel & Nathan, LLP
                                    777 Third Avenue, 30th Floor
                                    New York, NY 10017
                                    Attn: Charles M. Modlin, Esq.

         If to Holder:              Jeffrey Silverman
                                    c/o Financial Performance Corporation
                                    777 Third Avenue
                                    New York, New York 10017

                  (b) Any of the foregoing persons may change the address to which notices are to be delivered to it hereunder by giving written notice to the others as provided in this Paragraph 9.

         10. Severability. In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         11. Captions. The captions herein are for convenience of reference only and in no way define or limit the scope or content of this Note or in any way affect its provisions.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note under seal effective as of February 12, 2001.


                                               MAKER:

                                               iMAPDATA.COM, INC.,
                                                 a Delaware corporation

                                               By:  /s/ William Lilley III
                                                    ---------------------------
                                               Name:    William Lilley III
                                               Title:   President

                THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT

                                 PROMISSORY NOTE

$100,000.00                                                   February 12, 2001

         FOR VALUE RECEIVED, the undersigned, iMAPDATA.COM, INC. ("Maker"), a Delaware corporation, hereby promises to pay to the order of WILLIAM LILLEY, or any subsequent holder or holders ("Holder") of this Promissory Note (this "Note"), at c/o iMapData.com, Inc., 1615 L Street, N.W., Suite 540, Washington, D.C. 20036, or at such other place as Holder may from time to time designate in writing, the principal sum of One Hundred Thousand Dollars ($100,000.00), in accordance with the terms and provisions of this Note.

         1. Payment of Note. The entire outstanding principal balance of this Note shall be due and payable on April 1, 2002.

         2. Imputed Interest. Maker and Holder acknowledge and agree that this Note shall be without interest; provided, however, that upon each payment of principal hereunder, Maker's tax accountant shall determine the portion of each such principal payment which shall be characterized as the "imputed principal amount" in accordance with Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code") and the amount of imputed interest pursuant to applicable sections of the Code.

         3. Prepayment. Maker shall have the right to prepay, in part or in full, without penalty, this Note at any time or times.

         4. Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                  (a) Maker's failure to make any required payment of principal under this Note, or any other amount due and payable under this Note, and the continuation of such failure for a period of thirty (30) days after Holder gives Maker written notice of such failure;

                  (b) Maker's failure to perform any other obligation (other than one that can be satisfied with the payment of money) required under this Note, and the continuation of such failure for a period of sixty (60) days after Holder gives Maker written notice of such failure to perform; and

                  (c) Maker's insolvency, general assignment for the benefit of creditors, or the commencement by or against Maker of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Maker's debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Maker or for all or any substantial part of Maker's assets.

         5. Acceleration. Upon the occurrence of an Event of Default hereunder, Holder shall have the right to cause the entire unpaid principal balance of this Note, together with all reasonable attorneys' and paralegals' fees and all fees, charges, costs and expenses, if any, owed by Maker to Holder, to become immediately due and payable in full by giving written notice to Maker.

         6. Remedies. Upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note, including, but not limited to, the right to accelerate the indebtedness due under this Note as described in the preceding sentence.

         7. Expenses of Collection. If this Note is referred to an attorney for collection, whether or not suit has been filed or any other action instituted or taken to enforce or collect under this Note, Maker shall pay all of Holder's costs, fees (including reasonable attorneys' and paralegals' fees) and expenses in connection with such referral, not to exceed fifteen percent (15%) of the then outstanding balance due under this Note.

         8. Governing Law. The provisions of this Note shall be governed and construed according to the laws of the State of Delaware, without giving effect to its conflicts of laws provisions.

         9.       Notices.

                  (a) All notices hereunder shall be deemed to have been duly given if in writing and if transmitted by (i) hand delivery, with receipt therefor, in which event effective notice shall be deemed to have been given as of the date of delivery, (ii) by Federal Express or similar overnight courier, with receipt therefor, in which event effective notice shall be deemed to have been given on the next business day after being sent or (iii) by registered or certified mail, postage prepaid, return receipt requested, in which event effective notice shall be deemed to have been given three (3) business days after being sent, as follows:

         If to Maker:               iMapData.com, Inc.
                                    1615 L Street, N.W.
                                    Suite 540
                                    Washington, D.C.  20036

         With a copy to:            Modlin Haftel & Nathan, LLP
                                    777 Third Avenue, 30th Floor
                                    New York, NY 10017
                                    Attn: Charles M. Modlin, Esq.

         If to Holder:              William Lilley
                                    c/o iMapData.com, Inc.
                                    1615 L Street, N.W., Suite 540
                                    Washington, D.C. 20036

                  (b) Any of the foregoing persons may change the address to which notices are to be delivered to it hereunder by giving written notice to the others as provided in this Paragraph 9.

         10. Severability. In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         11. Captions. The captions herein are for convenience of reference only and in no way define or limit the scope or content of this Note or in any way affect its provisions.

         IN WITNESS WHEREOF, Maker has executed this Promissory Note under seal effective as of February 12, 2001.


                                               MAKER:

                                               iMAPDATA.COM, INC.,
                                                 a Delaware corporation

                                               By:  /s/ Laurence J. DeFranco
                                                    ---------------------------
                                               Name:    Laurence J. DeFranco
                                               Title:   President


                                      -3-